UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2020

YETI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38713	45-5297111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7601 Southwest Parkway

Austin, Texas 78735

(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code): (512) 394-9384

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	YETI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 11, 2020, YETI Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Goldman Sachs & Co. LLC (the “Underwriter”), and the selling stockholders named in Schedule B to the Underwriting Agreement (the “Selling Stockholders”), pursuant to which the Selling Stockholders agreed to sell 15,000,000 shares of the Company’s common stock, par value $0.01 per share ( “Common Stock”), to the Underwriter at a price to the public of $28.20 per share (the “Offering”). The Company did not sell any shares of Common Stock in the Offering and did not receive any proceeds from the Offering.

The Offering was made pursuant to a prospectus supplement, dated May 11, 2020, to the prospectus, dated May 11, 2020, which was included in the Company’s shelf registration statement on Form S-3 (File No. 333-238147), filed with the Securities and Exchange Commission (the “Commission”) on May 11, 2020, that became effective upon filing with the Commission.

The Underwriting Agreement contains the terms and conditions for the sale by the Selling Stockholders of the shares of Common Stock to the Underwriter, customary representations, warranties and covenants by the Company and Selling Stockholders, indemnification and contribution obligations by each of the parties to the Underwriting Agreement, and other terms and conditions customary in agreements of this type.

The foregoing summary of the material terms of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On May 13, 2020, the Selling Stockholders completed the Offering by selling 15,000,000 shares of Common Stock to the Underwriter at a price of $28.015 per share.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished as part of this report:

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 11, 2020, by and among YETI Holdings, Inc., the Underwriter and the Selling Stockholders
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YETI Holdings, Inc.

Date: May 13, 2020	By:	/s/ Paul C. Carbone
Paul C. Carbone
Senior Vice President and Chief Financial Officer